                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  BRM HOLDINGS, INC., ET AL.                                                                        Case Number: 01-646 (PJW)
----------------------------------                                                     Reporting Period: July 1, 2001-July 28, 2001
             Debtors



                            MONTHLY OPERATING REPORT

            File with Court and submit copy to United States Trustee
                        within 30 days after end of month

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
REQUIRED DOCUMENTS                                                  FORM NO.           DOCUMENT ATTACHED       EXPLANATION ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                       MOR - 1                       X                   Exhibit A
------------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank
            reconciliation's)                                     MOR - 1 (CON'T)                                 See Affidavit
------------------------------------------------------------------------------------------------------------------------------------
         Copies of Bank Statements                                                                                See Affidavit
------------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journal                                                             X                   Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
Statement of Operations*                                          MOR - 2                       X                   Exhibit C
------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet*                                                    MOR - 3                       X                   Exhibit D
------------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                      MOR - 4                       X                   Exhibit E
------------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period
------------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                              MOR - 4
------------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable                                                       X                   Exhibit F
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                      MOR - 5                       X                   Exhibit G
------------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                              MOR - 5                       X                   Exhibit H
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


  /s/ Kevin J. Thimjon                                                                              September 19, 2001, as amended
------------------------------------------------------                                              ------------------------------
Signature of Debtor                                                                                 Date



------------------------------------------------------                                              --------------------------
Signature of Joint Debtor                                                                           Date


 /s/ Kevin J. Thimjon                                                                               September 19, 2001, as amended
------------------------------------------------------                                              ------------------------------
Signature of Authorized Individual**                                                                Date


Kevin J. Thimjon                                                                                    Chief Restructuring Officer
------------------------------------------------------                                              ------------------------------
Printed Name of Authorized Individual                                                               Title of Authorized Individual


* The Statement of Operations and Balance Sheet are included in this Current Report on Form 8-K as amended on September 19, 2001.

** Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.


                                                                       Form MOR

              TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF
                 COMPLIANCE WITH UNITED STATES TRUSTEE OPERATING
            REQUIREMENTS FOR THE PERIOD JULY 1, 2001 TO JULY 28, 2001


In Re:  BRM HOLDINGS, INC.                            Case No.  01-00646 (PJW)
        ------------------------                               -----------------
                 Debtor


               DECLARATION CONCERNING RECONCILIATION OF BANK STATEMENTS


I, KEVIN J. THIMJON, SENIOR VICE PRESIDENT AND CORPORATE CONTROLLER, OF
BRM HOLDINGS, INC. NAMED AS DEBTOR IN THIS CASE, DECLARE UNDER THE PENALTY OF PERJURY THAT I HAVE REVIEWED THE BANK STATEMENTS AND THE ASSOCIATED RECONCILIATION OF THE COMPANY'S CASH DISBURSEMENT ACCOUNTS AND THAT THEY ARE TRUE AND CORRECT TO THE BEST OF MY

KNOWLEDGE, INFORMATION AND BELIEF.

DATE: September 4, 2001                    SIGNATURE:       /s/ KEVIN J. THIMJON
      ---------------------------                      ----------------------------------------------------------

                                           KEVIN J. THIMJON, SENIOR VICE PRESIDENT & CORPORATE CONTROLLER
                                           ----------------------------------------------------------------------
                                               (PRINT OR TYPE NAME OF INDIVIDUAL SIGNING ON BEHALF OF DEBTOR)

THE BUSINESS OF THE DEBTOR AND ITS AFFILIATES IS COMPLEX. WHILE EVERY EFFORT HAS BEEN MADE TO MAKE THESE RECONCILIATIONS ACCURATE AND COMPLETE, UNINTENTIONAL ERRORS OR OMISSIONS MAY EXIST. IN THE EVENT THAT ERRORS OR OMISSIONS ARE DISCOVERED, THESE RECONCILIATIONS WILL BE SUPPLEMENTED OR AMENDED, AS APPROPRIATE.

EXHIBIT A


------------------------------------------------------------------------------------------------------------------------------------
BRM HOLDINGS, INC.
MONTHLY CASHFLOW - JULY 2001
(000'S)

                                                                                                                    ----------------
                                                                                                                         TOTAL
                                                                                                                         -----
                                                          WEEK 1          WEEK 2         WEEK 3          WEEK 4          JUL-01
                                                          ------          ------         ------          ------          ------
                                                          ACTUAL          ACTUAL         ACTUAL          ACTUAL          ACTUAL
------------------------------------------------------------------------------------------------------------------------------------
CASH COLLECTIONS
    Operating Receipts                                    2,597           2,287          1,834           1,597           8,315
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CASH INFLOW                                         2,597           2,287          1,834           1,597           8,315
------------------------------------------------------------------------------------------------------------------------------------

CASH DISBURSEMENTS
    Net Operating Disbursements                           1,196           2,670          2,175           1,320           7,361
    Payroll and Payroll Taxes & Employee Benefits           204           1,975            130           1,803           4,112
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OUTFLOW                                             1,400           4,645          2,305           3,123          11,473
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET CASHFLOW                                              1,197          (2,358)          (471)         (1,526)         (3,158)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------



                                     1 of 1                          Form MOR-1

EXHIBIT B

BRM HOLDINGS, INC.
SUMMARY OF JULY CASH DISBURSEMENTS

                                   LEGAL ENTITY NAME                         LEGAL ENTITY CODE                  TOTAL CASH
                                                                                                               DISBURSEMENT
              ------------------------------------------------------------   -------------------------    -----------------------
      1       Bindery Systems, Inc.                                          BDSI                                              -
      2       Central Texas Office Products, Inc.                            CTOP                                   1,181,816.00
      3       Dulworth Office Furniture Company                              DULW                                              -
      4       Forty-Fifteen Papin Redevelopment Corporation                  FPRC                                              -
      5       Interiors Acquisition Corporation                              INAC                                              -
      6       Kentwood Office Furniture, Inc.                                KOFI                                              -
      7       KOF-CT Acquisition Corporation                                 KOFA                                              -
      8       McWhorter's, Inc.                                              MCWT                                   1,519,495.44
      9       Modern Food Systems, Inc.                                      MFSI                                     779,701.51
     10       Modern Vending, Inc.                                           MVNI                                     779,701.51
     11       OE Acquisition Corporation                                     OEAC                                              -
     12       ReWork Acquisition Corporation                                 RWAC                                              -
     13       Sletten Vending Service, Inc.                                  SVSI                                   1,054,239.92
     14       The Systems House, Inc.                                        TSHI                                              -
     15       US Office Products Company                                     USOP                                   3,748,001.06
     16       US Office Products, Chicago District, LLC                      OPCD                                              -
     17       US Office Products, Colorado District, LLC                     OPCO                                              -
     18       US Office Products, Florida District, LLC                      OPFL                                              -
     19       US Office Products, Georgia District, LLC                      OPGA                                              -
     20       US Office Products, Mid-Atlantic District, LLC                 OPMA                                              -
     21       US Office Products, Mid-South District, LLC                    OPMS                                              -
     22       US Office Products, North Atlantic District, Inc.              OPNA                                              -
     23       US Office Products, Northwest District, LLC                    OPNW                                              -
     24       US Office Products, South Central District, Inc.               OPSC                                              -
     25       USOP Holding Co. of Mexico, Inc.                               UHCM                                              -
     26       USOP Merchandising Company                                     OPMC                                              -
     27       USOPN, Inc.                                                    OPNI                                              -
     28       Vend-Rite Service Corporation                                  VRSC                                   3,314,858.29

                                                                                                          -----------------------
                                TOTAL CASH DISBURSEMENT                                                            12,377,813.73
                                                                                                          =======================


Note: Revenue was used to allocate certain disbursements including but not limited to payroll and vendor wires made a by a single legal entity on behalf of multiple legal entities.


                                     1 of 1

EXHIBIT C


                               US OFFICE PRODUCTS
                         CONSOLIDATED INCOME STATEMENT
                     FOR THE FOUR WEEKS ENDED JULY 28, 2001
                                ($'S THOUSANDS)

                                                              USOP-NA      US REFRESH     MCWHORTERS     USOP PARENT       TOTAL
                                                              -------      ----------     ----------     -----------       -----

Net Revenues                                                 $      -      $    7,423     $       -      $       -      $    7,423
Cost of Revenues                                                    -           6,226            26              -           6,252
                                                            ------------------------------------------------------------------------
     Gross Profit                                                   -           1,197           (26)             -           1,171

Selling, General & Admin. Expenses                                  -           1,902           641         11,296          13,839
Amortization Expense                                                -               -             -              -               -
Impaired asset write-offs                                           -                                                            -
Operating Restructuring Costs                                       -             140             -              -             140
                                                            ------------------------------------------------------------------------
     Operating Income (Loss)                                        -            (845)         (667)       (11,296)        (12,808)
                                                            ------------------------------------------------------------------------

Other (Income)/Expense:
     Interest (Income)/Expense                                      -               1             -         (1,948)         (1,947)
     Unrealized Foreign Currency transaction (Gain) Loss            -               -             -              -               -
     Equity in loss of affiliates                                   -               -             -              -               -
     (Gain)/loss on closure of business                        57,267            (699)         (438)       (35,576)         20,554
     Other (income)/expense                                         -             316            67           (394)            (11)
                                                            ------------------------------------------------------------------------
          Total Other (Income)/Expense                         57,267            (382)         (371)       (37,918)         18,596

                                                            ------------------------------------------------------------------------
Income (Loss) before provision for Income Taxes               (57,267)           (463)         (296)        26,622         (31,404)

Provision for (benefit from) income taxes                     (52,091)         (3,792)       (8,638)        28,479         (36,042)

                                                            ------------------------------------------------------------------------
Net Income (Loss) Before Extraordinary Items                 $ (5,176)     $    3,329     $   8,342      $  (1,857)     $    4,638
                                                            ========================================================================

EXHIBIT D


                               US OFFICE PRODUCTS
                                 BALANCE SHEET
                                 JULY 28, 2001



                                                     USOP - NA     US REFRESH  MCWHORTERS  USOP PARENT   USOP ELIMS       TOTAL
                                                     ---------     ----------  ----------  -----------   ----------       -----
ASSETS

Current Assets:
     Cash & Cash Equivalents                         $       -     $   2,289    $  3,686    $  31,144    $        -     $  37,119
     Accounts Receivable, net                                -         1,970         152            -             -         2,122
     Inventory, net                                          -         3,408           -            -             5         3,413
     Prepaid expenses and other current assets           9,742         3,481           -       17,459             -        30,682
                                                    --------------------------------------------------------------------------------
          Total Current Assets                           9,742        11,148       3,838       48,603             5        73,336

     Property & Equipment, net                               -        30,545           -            -          (410)       30,135
     Intangible Assets, net                                  -             -           -            -             -             -
     I/C Receivable from non-debtor entities                 -             -           -       44,416             -        44,416
     Other Assets                                      425,082         1,122         221       68,346      (467,503)       27,268

                                                    --------------------------------------------------------------------------------
TOTAL ASSETS                                         $ 434,824     $  42,815    $  4,059    $ 161,365    $ (467,908)    $ 175,155
                                                    ================================================================================



LIABILITIES AND STOCKHOLDERS EQUITY
Pre Petition Liabilities
     Accounts Payable                                $  35,633     $   3,148    $  2,874    $       -    $        -     $  41,655
     Accrued Compensation                                    -             -           -            -             -             -
     Other accrued liabilities                           5,961             -         154        6,519            14        12,648
     I/C Payables/(Receivables)                              -        20,826         750      (21,576)            -             -
     I/C with non-debtor entities                            -             -           -            -             -             -
     Bank Debt                                               -             -           -      436,820             -       436,820
     2003 Notes                                              -             -           -        4,144             -         4,144
     2008 Notes                                              -             -           -      361,813             -       361,813
     Other Liabilities                                   2,432             -           -            -             -         2,432
                                                    --------------------------------------------------------------------------------
Total Pre-Petition Liabilities                          44,026        23,974       3,778      787,720            14       859,512
                                                    --------------------------------------------------------------------------------

Post Petition Liabilities
     Accounts Payable                                        -         2,263         158          360             -         2,781
     Accrued Compensation                                    -         1,489           -          750             -         2,239
     I/C Payables/(Receivables)                              -         2,415       4,019       (6,434)            -             -
     Other accrued liabilities                               -         1,353           -        9,332             -        10,685
     Other Liabilities                                       -             -           -            -             -             -
                                                    --------------------------------------------------------------------------------
Total Post-Petition Liabilities                              -         7,520       4,177        4,008             -        15,705
                                                    --------------------------------------------------------------------------------
Total Liabilities                                       44,026        31,494       7,955      791,728            14       875,217

   Total Stockholders' Equity                          390,798        11,321      (3,896)    (630,363)     (467,922)     (700,062)
                                                    --------------------------------------------------------------------------------
   TOTAL LIABILITIES AND STOCKHOLDERS EQUITY         $ 434,824     $  42,815    $  4,059    $ 161,365    $ (467,908)    $ 175,155
                                                    ================================================================================


EXHIBIT E


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  BRM HOLDINGS, INC., ET AL.                                                                     Case Number:  01-646 (PJW)
----------------------------------                                                   Reporting Period: July 1, 2001-July 28, 2001
               Debtors

                          SUMMARY OF POSTPETITION TAXES


USREFRESH
------------------------------------------------------------------------------------------------------------------------------------
                                  BEGINNING TAX     AMOUNT WITHHELD   AMOUNT PAID      DATE PAID         CHECK NO.      ENDING TAX
                                    LIABILITY          OR ACCRUED                                         OR EFT         LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                                                                          07/13, 07/27 &
                                 $             -     $ 429,230.00    $ 186,315.00        08/10           ADP DEBIT   $   242,915.00
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                                                                      07/13, 07/27 &
                                               -       176,298.00      108,299.00        08/10           ADP DEBIT        67,999.00
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                                                                      07/13, 07/27 &
                                               -       176,298.00      108,299.00        08/10           ADP DEBIT        67,999.00
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                                                                         07/13, 07/27 &
                                               -         1,152.00        6,269.00        08/10           ADP DEBIT        (5,117.00)
------------------------------------------------------------------------------------------------------------------------------------
Income                             (1,384,979.00)     (197,098.00)              -                                     (1,582,077.00)
------------------------------------------------------------------------------------------------------------------------------------
Other:                                         -                -               -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES           $ (1,384,979.00)    $ 585,880.00    $ 409,182.00                                    $(1,208,281.00)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                                                                          07/13, 07/27 &
                                 $             -     $ 101,760.00    $  48,292.00        08/10           ADP DEBIT        53,468.00
------------------------------------------------------------------------------------------------------------------------------------
Sales                                                                                07/13, 07/27 &
                                      378,138.00       300,257.00      275,825.00        08/10                           402,570.00
------------------------------------------------------------------------------------------------------------------------------------
Excise                                         -                -               -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                                                                         07/13, 07/27 &
                                               -         3,761.00       23,355.00        08/10           ADP DEBIT       (19,594.00)
------------------------------------------------------------------------------------------------------------------------------------
Real Property
                                      (17,146.00)               -                                                        (17,146.00)
------------------------------------------------------------------------------------------------------------------------------------
Personal Property
                                      105,756.00        (1,170.00)                                                       104,586.00
------------------------------------------------------------------------------------------------------------------------------------
Other:                                                                               07/13, 07/27 &
                                               -         9,234.00        6,162.00        08/10           ADP DEBIT         3,072.00
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL         $    466,748.00     $ 413,842.00    $ 353,634.00                                    $   526,956.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                      $   (918,231.00)    $ 999,722.00    $ 762,816.00                                    $  (681,325.00)
------------------------------------------------------------------------------------------------------------------------------------


                                     1 of 1                           Form MOR-4

EXHIBIT E


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  BRM HOLDINGS, INC., ET AL.                                                                     Case Number:  01-646 (PJW)
----------------------------------                                                   Reporting Period: July 1, 2001-July 28, 2001
               Debtors


                          SUMMARY OF POSTPETITION TAXES


MCWHORTERS
------------------------------------------------------------------------------------------------------------------------------------
                                  BEGINNING TAX     AMOUNT WITHHELD   AMOUNT PAID      DATE PAID         CHECK NO.      ENDING TAX
                                    LIABILITY          OR ACCRUED                                         OR EFT         LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                         $          -        115,174.39     115,174.39    07/13 & 07/27     ADP DEBIT        $         -
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                                -         69,646.08      69,646.08    07/13 & 07/27     ADP DEBIT                  -
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                                -         69,646.13      69,646.13    07/13 & 07/27     ADP DEBIT                  -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                                   -          1,491.70       1,491.70    07/13 & 07/27     ADP DEBIT                  -
------------------------------------------------------------------------------------------------------------------------------------
Income                                         -                 -              -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
Other:                                         -                 -              -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES              $          -      $ 255,958.30   $ 255,958.30                                       $         -
------------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                         $          -      $  24,584.38   $  24,584.38    07/13 & 07/27   ADP DEBIT          $         -
------------------------------------------------------------------------------------------------------------------------------------
Sales                                 533,654.22        215,916.21     595,138.85                                        154,431.58
------------------------------------------------------------------------------------------------------------------------------------
Excise                                         -                 -              -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                                   -          3,169.87       3,169.87    07/13 & 07/27   ADP DEBIT                    -
------------------------------------------------------------------------------------------------------------------------------------
Real Property                                  -                 -              -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
Personal Property                              -                 -              -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
Other:                                                                               07/13, 07/27 &
                                               -          7,817.48       7,817.48        08/10       ADP DEBIT                    -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL            $ 533,654.22       $251,487.94   $ 630,710.58                                       $154,431.58
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                         $ 533,654.22       $507,446.24   $ 886,668.88                                       $154,431.58
------------------------------------------------------------------------------------------------------------------------------------




                                     1 of 1                           Form MOR-4

EXHIBIT E


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  BRM HOLDINGS, INC., ET AL.                                                                     Case Number:  01-646 (PJW)
----------------------------------                                                   Reporting Period: July 1, 2001-July 28, 2001
               Debtors


                          SUMMARY OF POSTPETITION TAXES


USOP-PARENT
------------------------------------------------------------------------------------------------------------------------------------
                                  BEGINNING TAX     AMOUNT WITHHELD   AMOUNT PAID      DATE PAID         CHECK NO.      ENDING TAX
                                    LIABILITY          OR ACCRUED                                         OR EFT         LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                         $          -     $  526,055.36   $ 526,055.36    07/13 & 07/27     ADP DEBIT        $         -
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                                -         29,605.57      29,605.57    07/13 & 07/27     ADP DEBIT               0.00
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                                -         29,605.64      29,605.64    07/13 & 07/27     ADP DEBIT                  -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                                   -             96.17          96.17    07/13 & 07/27     ADP DEBIT                  -
------------------------------------------------------------------------------------------------------------------------------------
Income                                         -                 -              -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
Other:                                         -                 -              -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES              $          -     $  585,362.74   $ 585,362.74                                       $      0.00
------------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                         $          -     $  115,288.34   $ 115,288.34    07/13 & 07/27     ADP DEBIT        $         -
------------------------------------------------------------------------------------------------------------------------------------
Sales                                          -                 -              -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
Excise                                         -                 -              -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                                   -            201.85         201.85    07/13 & 07/27     ADP DEBIT                  -
------------------------------------------------------------------------------------------------------------------------------------
Real Property                                  -                 -              -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
Personal Property                              -                 -              -                                                 -
------------------------------------------------------------------------------------------------------------------------------------
Other:                                         -                 -              -    07/13 & 07/27     ADP DEBIT                  -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL            $          -     $  115,490.19   $ 115,490.19                                       $         -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                         $          -     $  700,852.93   $ 700,852.93                                       $      0.00
------------------------------------------------------------------------------------------------------------------------------------




                                     1 of 1                           Form MOR-4

EXHIBIT F


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  BRM HOLDINGS, INC., ET AL.                                                                     Case Number:  01-646 (PJW)
----------------------------------                                                   Reporting Period: July 1, 2001-July 28, 2001
               Debtors

                        LISTING OF AGED ACCOUNTS PAYABLE

------------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT              31 - 60             61 - 90             OVER 90               TOTAL
------------------------------------------------------------------------------------------------------------------------------------
USRefresh                            2,227,331.00           35,642.00              350.00                             2,263,323.00
------------------------------------------------------------------------------------------------------------------------------------
McWhorters                                 950.46            2,643.14           84,464.81              70,218.72        158,277.13
------------------------------------------------------------------------------------------------------------------------------------
USOP-Parent                            359,599.00                                                                       359,599.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE              $2,587,880.46          $38,285.14          $84,814.81            $ 70,218.72      $2,781,199.13
------------------------------------------------------------------------------------------------------------------------------------




Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                     1 of 1                           Form MOR-4

EXHIBIT G


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  BRM HOLDINGS, INC., ET AL.                                                                     Case Number:  01-646 (PJW)
----------------------------------                                                   Reporting Period: July 1, 2001-July 28, 2001
               Debtors


                              ACCOUNTS RECEIVABLE RECONCILIATION AND AGING



              USREFRESH
              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE RECONCILIATION                                                AMOUNT
              ---------------------------------------------------------------------------------------------------
              Total Accounts Receivable at the beginning of the reporting period             $ 2,391,764.00
              ---------------------------------------------------------------------------------------------------
              + Amounts billed during the period                                               7,422,534.00
              ---------------------------------------------------------------------------------------------------
              - Amounts collected during the period                                           (7,591,236.00)
              ---------------------------------------------------------------------------------------------------
              TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                   $ 2,223,062.00
              ---------------------------------------------------------------------------------------------------


              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE AGING                                                         AMOUNT
              ---------------------------------------------------------------------------------------------------
              0 - 30 days old                                                               $ 1,510,247.00
              ---------------------------------------------------------------------------------------------------
              31 - 60 days old                                                                  250,135.00
              ---------------------------------------------------------------------------------------------------
              61 - 90 days old                                                                   92,897.00
              ---------------------------------------------------------------------------------------------------
              91+ days old                                                                      369,783.00
              ---------------------------------------------------------------------------------------------------
              Total Accounts Receivable                                                       2,223,062.00
              ---------------------------------------------------------------------------------------------------
              Amount considered uncollectable (Bad Debt)                                       (252,209.00)
              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE (NET)                                                     $ 1,970,853.00
              ---------------------------------------------------------------------------------------------------



                                     1 of 1                           Form MOR-5

EXHIBIT G


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  BRM HOLDINGS, INC., ET AL.                                                                     Case Number:  01-646 (PJW)
----------------------------------                                                   Reporting Period: July 1, 2001-July 28, 2001
               Debtors


                              ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


              MCWHORTERS
              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE RECONCILIATION                                                  AMOUNT
              ---------------------------------------------------------------------------------------------------
              Total Accounts Receivable at the beginning of the reporting period              $ 289,903.00
              ---------------------------------------------------------------------------------------------------
              + Amounts billed during the period                                                         -
              ---------------------------------------------------------------------------------------------------
              - Amounts collected during the period                                            (110,168.00)
              ---------------------------------------------------------------------------------------------------
              TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                    $ 179,735.00
              ---------------------------------------------------------------------------------------------------


              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE AGING                                                           AMOUNT
              ---------------------------------------------------------------------------------------------------
              0 - 30 days old                                                                 $ 179,735.00
              ---------------------------------------------------------------------------------------------------
              31 - 60 days old                                                                           -
              ---------------------------------------------------------------------------------------------------
              61 - 90 days old                                                                           -
              ---------------------------------------------------------------------------------------------------
              91+ days old                                                                               -
              ---------------------------------------------------------------------------------------------------
              Total Accounts Receivable                                                         179,735.00
              ---------------------------------------------------------------------------------------------------
              Amount considered uncollectable (Bad Debt)                                        (28,129.00)
              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE (NET)                                                       $ 151,606.00
              ---------------------------------------------------------------------------------------------------



                                     1 of 1                           Form MOR-5

EXHIBIT G


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  BRM HOLDINGS, INC., ET AL.                                                                     Case Number:  01-646 (PJW)
----------------------------------                                                   Reporting Period: July 1, 2001-July 28, 2001
               Debtors


                              ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


              USOP-PARENT

              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE RECONCILIATION                                                  AMOUNT
              ---------------------------------------------------------------------------------------------------
              Total Accounts Receivable at the beginning of the reporting period                 $   -
              ---------------------------------------------------------------------------------------------------
              + Amounts billed during the period                                                     -
              ---------------------------------------------------------------------------------------------------
              - Amounts collected during the period                                                  -
              ---------------------------------------------------------------------------------------------------
              TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                       $   -
              ---------------------------------------------------------------------------------------------------



              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE AGING                                                           AMOUNT
              ---------------------------------------------------------------------------------------------------
              0 - 30 days old                                                                    $   -
              ---------------------------------------------------------------------------------------------------
              31 - 60 days old                                                                       -
              ---------------------------------------------------------------------------------------------------
              61 - 90 days old                                                                       -
              ---------------------------------------------------------------------------------------------------
              91+ days old                                                                           -
              ---------------------------------------------------------------------------------------------------
              Total Accounts Receivable                                                              -
              ---------------------------------------------------------------------------------------------------
              Amount considered uncollectable (Bad Debt)                                             -
              ---------------------------------------------------------------------------------------------------
              ACCOUNTS RECEIVABLE (NET)                                                          $   -
              ---------------------------------------------------------------------------------------------------




                                     1 of 1                           Form MOR-5

EXHIBIT H


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  BRM HOLDINGS, INC., ET AL.                                                                     Case Number:  01-646 (PJW)
----------------------------------                                                   Reporting Period: July 1, 2001-July 28, 2001
               Debtors


                              DEBTOR QUESTIONNAIRE


USREFRESH
--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                          YES                 NO
--------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business this
reporting period?  If yes, provide an explanation below.                                                                  X
--------------------------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below. *                                         X
--------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation below.         X
--------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance coverages in effect?
If no, provide an explanation below.                                                                   X
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursment accounts , (II) Continued use of existing cash management system (III) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, USOP was authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.



                                     1 of 1               Form MOR-5 (continued)

EXHIBIT H


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  BRM HOLDINGS, INC., ET AL.                                                                     Case Number:  01-646 (PJW)
----------------------------------                                                   Reporting Period: July 1, 2001-July 28, 2001
               Debtors


                              DEBTOR QUESTIONNAIRE



MCWHORTERS

--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                            YES                 NO
--------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business this
reporting period?  If yes, provide an explanation below.                                                 X
--------------------------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below. *                                         X
--------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation below.           X
--------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance coverages in effect?
If no, provide an explanation below.                                                                     X
--------------------------------------------------------------------------------------------------------------------------------


The assets of McWhorters are being sold through a court approved agency agreement with Hilco.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursment accounts , (II) Continued use of existing cash management system (III) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, USOP was authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.



                                     1 of 1               Form MOR-5 (continued)

EXHIBIT H


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  BRM HOLDINGS, INC., ET AL.                                                                     Case Number:  01-646 (PJW)
----------------------------------                                                   Reporting Period: July 1, 2001-July 28, 2001
               Debtors



                              DEBTOR QUESTIONNAIRE



USOP-PARENT
--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                          YES                 NO
--------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business this                                   X
reporting period?  If yes, provide an explanation below.
--------------------------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below. *                                         X
--------------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation below.         X
--------------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance coverages in effect?
If no, provide an explanation below.                                                                   X
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursment accounts , (II) Continued use of existing cash management system (III) Continued use of existing business forms and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, USOP was authorized to use their cash mangement system in conjunction with the DIP Disbursement Accounts.







                                     1 of 1               Form MOR-5 (continued)